Filed Pursuant to Rule 497(e)
Registration No.: 333-11283

SUNAMERICA SERIES, INC.

(the “Registrant”)

Supplement dated January 11, 2017 to the Registrant’s Prospectus and

Statement of Additional Information, as supplemented and amended to date

Effective as of February 28, 2017 (the “Effective Date”), SunAmerica Mutual Funds are being rebranded as “AIG Funds.” Accordingly, as of the Effective Date, all references to “SunAmerica Mutual Funds” in the Registrant’s Prospectus and Statement of Additional Information will be deleted and replaced with “AIG Funds,” and the name of the Focused Dividend Strategy II Portfolio will be changed to “AIG Focused Dividend Strategy II Fund” (the “Fund”). SunAmerica Asset Management, LLC, the investment adviser to the Fund, will continue to serve as investment adviser of the Fund and will retain its current name. In addition, there will be no change in the Fund’s investment goals or strategies, portfolio managers, or ticker symbols in connection with the rebranding.

In addition, as of the Effective Date, all references to the Fund’s website, www.safunds.com, in the Registrant’s Prospectus and Statement of Additional Information will be deleted and replaced with www.aig.com/funds.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus or Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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